Exhibit 10.3

BROOKSVILLE DEVELOPMENT PARTNERS, LLC

CERTIFICATE OF COMPANY RESOLUTION FOR

REPUBLIC BANK OF CHICAGO LOAN EXTENSION

THE UNDERSIGNED, Brooksville Development DE LLC, a Delaware limited liability company and the Class A Member (the “Class A Member”) holding 29% of the membership interest in Brooksville Development Partners, LLC, a Florida limited liability company (the “Company”) and the managing member of the Company, Brooksville FL Partners, LLC (“BFLP”), a Florida limited liability company and a Class B Member holding 7.1% of the membership interest in the Company, and Cuentas, Inc., a Florida corporation holding 63.9% of the membership interest in the Company (“Cuentas”) collectively with BFLP, the “Class B Members”) in lieu of a meeting of the members of the Company, hereby consent to and adopt the following resolutions:

WHEREAS, the Company desires to enter into that certain Loan Extension Agreement with Republic Bank of Chicago (the “Lender”) to extend to January __, 2024, the current Maturity Date of the Loan Agreement, the Promissory Note in the original principal amount of $3,055,000 (the “Secured Loan”), and the related loan documents (collectively, the “Loan Documents”);

WHEREAS, the Class A and Class B Members desire to set forth their agreement regarding the terms and conditions of the Loan Extension Agreement and the grant of an option to Cuentas regarding the repayment of the loan;

NOW, THEREFORE, be it:

RESOLVED, the Class A Member and Class B Members hereby approve the (i) terms of the Loan Extension Agreement as set forth in Exhibit A by and between the Company and Republic Bank of Chicago and (ii) the terms of the $500,000 loan evidenced by the Promissory Note between the Company and ALF Trust u/a/d 09/28/2023 necessary to fund the interest reserve and fees relating to Loan Extension Agreement and the working capital needs of the Company (the “Unsecured Loan”), subject to the following terms and conditions:

A.  Class A Member and BFLP hereby grant Cuentas an option to satisfy or cause to be satisfied in full or in part the indebtedness, including the principal and interest and other charges outstanding, under either the Secured Loan or the Unsecured Loan (the “Satisfied Indebtedness”), and to convert the Satisfied Indebtedness into membership interests to be transferred respectively from each the Class A Member and BFLP pro rata to Cuentas or its designees to be calculated as follows: the percentage membership interests of the Class A Member and BFLP to be transferred to Cuentas or its designees to equal the percentage membership interests owned by Class A Member and BFLP multiplied by the fraction, the numerator of which is the sum of (i) the amount of the Satisfied Indebtedness and the denominator of which is the sum of the aggregate Capital Contributions of the Members of the Company. The amount of the Satisfied Indebtedness shall be added to the Capital Account Balance of Cuentas or allocated to establish the Capital Account Balance of the Cuentas designees. The percentage membership interest and Capital Account balances shall be automatically adjusted accordingly without the need for further act of the party.

B.  Class A Member and BFLP grant Cuentas the option at any time before the sale of the real estate project to sell a portion or all of its membership interest in the Company to a qualified investor subject to the approval of Class A Member and BFLP such approval to be in good faith and not to be unreasonably withheld.

FURTHER RESOLVED, subject to the provisions above, that Boris Tabak is hereby authorized to sign, or caused to be signed, on behalf of the Managing Member of the Company, the Loan Extension Agreement and the Unsecured Loan and any and all related loan documents, settlement statements, and other documents necessary to consummate the aforementioned loan extension transaction;

FURTHER RESOLVED, that Boris Tabak is hereby authorized and directed to certify to any interested party that this resolution has been duly adopted, is in full force and effect, and is in accordance with the provisions of the operating agreement of the Company, the Class A Member and the Class B Members.

FURTHER RESOLVED that by signature below, each Class A Member and the Class B Member represents that it is duly organized and existing and has the power to take the action called for by the foregoing resolution that there has been no event of dissolution.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS THEREOF, this Certificate of Company Resolution is executed this __ day of January 2024.

COMPANY:

BROOKSVILLE DEVELOPMENT PARTNERS, LLC,
A Florida limited liability company

By: BROOKSVILLE DEVELOPMENT DE, LLC,
A Delaware limited liability company
Its: Manager
By: SAF Trust u/a/d July 5, 2022
Its: Manager

By:
Name: Boris Tabak
Its: Co-Trustee

CLASS A MEMBER:

BROOKSVILLE DEVELOPMENT DE LLC,

A Delaware limited liability company
By: SAF Trust u/a/d July 5, 2022
Its: Manager

By:
Name: Boris Tabak
Its: Co-Trustee

CLASS B MEMBERS:

BROOKSVILLE FL PARTNERS, LLC,

By: SAF Trust u/a/d July 5, 2022
Its: Manager

By:
Name: Boris Tabak
Its: Co-Trustee

CUENTAS INC.

By:
Name: Arik Maimon
President

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